UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:   28 June 2006

(Date of earliest event reported)

JOHN DEERE OWNER TRUST 2005
(Issuer of the Notes and the Certificates)

JOHN DEERE RECEIVABLES, INC.

(Originator of the Trust described herein)

(Exact name of registrant as specified in charter)

DELAWARE	333-87562	(36-3837230)
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

c/o John Deere Capital Corporation
Suite 600
1 East First Street
Reno, Nevada 89501
(Address of principal executive offices and zip code)

(775) 786-5527
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.

Item 9.01            Financial Statements and Exhibits.

                            (d)     Exhibits

                                      99.1       Statement to Certificateholder
                                      99.2       Statement to Noteholders
                                      99.3       Servicer’s Certificate

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN DEERE OWNER TRUST 2005 JOHN DEERE RECEIVABLES, INC.

	By:	John Deere Capital Corporation (Servicer)

	By:	/s/ Marc A. Howze
Marc A. Howze, Secretary

Dated: June 28, 2006

EXHIBIT INDEX

Exhibit No.
99.1	Statement to Certificateholder
99.2	Statement to Noteholders
99.3	Servicer’s Certificate